Filed Pursuant to Rule 497(e)
THE MERGER FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED JULY 30, 2004
TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 5, 2004

Westchester Capital Management, Inc. (the "Adviser") and The Merger Fund (the "Fund") have agreed that the Adviser will waive a portion of its advisory fee effective August 1, 2004.

The Fund’s Statement of Additional Information, dated February 5, 2004, is hereby amended by adding the following as the second full paragraph on page 7:

The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to reduce its advisory fee so that the advisory fee will be: (i) 1.0% on an annualized basis of the average daily net assets of the Fund on net assets below $1.5 billion; (ii) 0.9% on an annualized basis of the average daily net assets of the Fund on net assets between $1.5 billion and $2.0 billion; and (iii) 0.8% on an annualized basis of the average daily net assets of the Fund on net assets over $2.0 billion. This agreement shall be effective for the period from August 1, 2004 through January 31, 2005 and shall continue in effect from year to year thereafter only upon mutual agreement of the Fund and the Adviser.